October 6, 2015 Investor Day Secure Logistics. Worldwide.

2 Ed Cunningham Vice President Investor Relations & Corporate Communications Tom Schievelbein Chairman, President and Chief Executive Officer Joe Dziedzic Executive Vice President and Chief Financial Officer Mike Beech Executive Vice President and President Strategy & Focus Markets Amit Zukerman Executive Vice President and President Global Operations & Brink’s Global Services Q&A Introduction Global Markets & Brink’s Global Services Overview, Strategy & Outlook Largest Five Markets Financial Review Agenda

3 Safe Harbor Statement & Non‐GAAP Results These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to: 2015 non-GAAP outlook, including revenue, operating profit, margin rate and earnings per share, tax rate and capital expenditures; 2016 non-GAAP outlook, including revenue, earnings per share, tax rate and capital expenditures; margin rate outlook for the U.S., and Mexico businesses; expected 2015 results and drivers (including in specific markets); expected cost savings from 2014 Reorganization and Restructuring and additional 2015 and 2016 cost actions; and expectations regarding future cash payments to the primary U.S. pension plan and related to UMWA and Black Lung liabilities. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: Our ability to improve profitability in our largest five markets; our ability to identify and execute further cost and operational improvements and efficiencies in our core businesses; continuing market volatility and commodity price fluctuations and their impact on the demand for our services; our ability to maintain or improve volumes at favorable pricing levels and increase cost and productivity efficiencies, particularly in the United States and Mexico; investments in information technology and adjacent businesses and their impact on revenue and profit growth; our ability to develop and implement solutions for our customers and gain market acceptance of those solutions; our ability to maintain an effective IT infrastructure and safeguard confidential information; risks customarily associated with operating in foreign countries including changing labor and economic conditions, currency restrictions and devaluations, safety and security issues, political instability, restrictions on repatriation of earnings and capital, nationalization, expropriation and other forms of restrictive government actions; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; the stability of the Venezuelan economy, changes in Venezuelan policy regarding foreign-owned businesses; regulatory and labor issues in many of our global operations, including negotiations with organized labor and the possibility of work stoppages; our ability to integrate successfully recently acquired companies and improve their operating profit margins; costs related to dispositions and market exits; our ability to identify evaluate and pursue acquisitions and other strategic opportunities, including those in the home security industry and emerging markets; the willingness of our customers to absorb fuel surcharges and other future price increases; our ability to obtain necessary information technology and other services at favorable pricing levels from third party service providers; variations in costs or expenses and performance delays of any public or private sector supplier, service provider or customer; our ability to obtain appropriate insurance coverage, positions taken by insurers with respect to claims made and the financial condition of insurers, safety and security performance, our loss experience, and changes in insurance costs; security threats worldwide and losses of customer valuables; costs associated with the purchase and implementation of cash processing and security equipment; employee and environmental liabilities in connection with our former coal operations, including black lung claims incidence; the impact of the Patient Protection and Affordable Care Act on UMWA and black lung liability and the Company's ongoing operations; changes to estimated liabilities and assets in actuarial assumptions due to payments made, investment returns, interest rates and annual actuarial revaluations, the funding requirements, accounting treatment, investment performance and costs and expenses of our pension plans, the VEBA and other employee benefits, mandatory or voluntary pension plan contributions; the nature of our hedging relationships; counterparty risk; changes in estimates and assumptions underlying our critical accounting policies; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of the Company's business and reputation; access to the capital and credit markets; seasonality, pricing and other competitive industry factors; and the promulgation and adoption of new accounting standards and interpretations, new government regulations and interpretation of existing regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2014, and in our other public filings with the Securities and Exchange Commission. The forward-looking information discussed today and included in these materials is representative as of today only and The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink's. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are provided in the appendix.

Tom Schievelbein

5 Updated Non‐GAAP Earnings Per Share Guidance $1.55 – 1.75 $1.40 – 1.50 $1.69 – 1.79 4Q14 Earnings Release Guidance Current Guidance Current Guidance at 4Q14 Earnings Release Guidance FX Rates $2.00 – 2.40 $2.00 – 2.20 $2.55 – 2.75 4Q14 Earnings Release Guidance Current Guidance Current Guidance at 4Q14 Earnings Release Guidance FX Rates 2016 Estimate2015 Estimate Note: See reconciliation to GAAP results in Appendix.

6 The Global Leader in Secure Logistics High Value Services (38%) ● Global Services ● Money processing and vaulting ● CompuSafe® Service ● Payments Guarding & Other (9%) ● Primarily manned guarding in France, Luxembourg & Greece Largest 5 Markets Global Markets ● Cash-in-transit ● ATM services Core Services (53% of 2014 non-GAAP Revenue) Approximately 80% of Revenue Generated Outside the United States #1 or #2 Position in Major Markets

7 A Trusted Provider of Secure Logistics The Lombardi Trophy The World’s Leading Shipper of Bullion Trusted Partner to Central Banks The MLB Commissioner’s Trophy 1859  Brink’s City Express formed 1956  Brink’s purchased by Pittston Coal Company 1961  Brink’s opens first European subsidiary in France 1966  Brink’s Latin America opens in Brazil 1979  Brink’s expands into Asia 2010  Acquisition of Brink’s Mexico business 2013  Exited CIT in Poland, Turkey, Hungary & Germany 2014  Exited CIT in Australia, Puerto Rico & Netherlands A Reputation for Trust Brink’s Brand Represents the Gold Standard in Service and Security A History of Leadership

8 Leadership Team Mike Beech Executive Vice President & President Strategy & Focus Markets Joe Dziedzic Executive Vice President & Chief Financial Officer Holly Tyson Vice President & Chief Human Resources Officer Amit Zukerman Executive Vice President & President Global Operations & Brink’s Global Services Mac Marshall Vice President & General Counsel Tom Schievelbein Chairman, President & Chief Executive Officer Our Mission: To be the World’s Most Respected Provider of Secure Logistics Solutions

9 Brink’s Serves Critical Needs  Cash in circulation continues to grow, even in developed markets  Over 85% of consumers within our developing market footprint, prefer cash for in-person transactions – Brink’s benefits from its long- standing presence in developing economies  Cash usage is resilient across the economic cycle, supporting earnings stability for Brink’s  We move valuable items throughout a dangerous world — Precious metals — Jewelry — Bank notes  New categories of high-value products require secure transportation — Electronic components and products — Pharmaceutical compounds 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Developed Markets Developing Markets Security is More Critical Than Ever 1. Source: Central Bank data from U.S., E.U., Canada, Argentina, Brazil, India, Colombia & Mexico Cash in Circulation, 2005 – 20141

10 Our Strategy Expand Our Offerings Transform from a transactional business model to a value-based secure supply chain management company. Drive Efficiency Implement Lean processes, right-size cost structure, and centralize support to deliver the most customer value while consuming fewer resources. Change Our Culture (ACT) Demonstrate behaviors that reflect our values of Accountability, Customer Focus and Trust. Transform culture to drive strategy.

11 Brink’s Strategy in Action  U.S. improving quality and customer satisfaction  Mexico profit initiatives on track  France delivering higher-value services  Global Markets strengthening market position and delivering efficiency gains  Exited underperforming businesses  2014 restructuring and reorganization eliminated $50 million in cost in 2015; identified additional $25 million in savings for 2016  Aligned organization to accelerate strategy  Appreciation of U.S. dollar, particularly against the Euro, Mexican Peso and Brazilian Real  U.S. turnaround taking longer than expected — Challenges onboarding significant new business acquired in late 2014 — Route logistics project delays  Weak Brazilian economy ChallengesKey Successes to Date

12 $1.25 $1.01 $1.40 - $1.50 $2.00 - $2.20 $0.14 $0.14 $0.14 $0.14 $0.24 $0.24 $0.24 $0.81 $0.81 $0.65 $1.39 $1.39 $2.59 – 2.69 $3.84 – 4.04 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 2013 Non-GAAP EPS 2014 Non-GAAP EPS 2015 Non-GAAP EPS Guidance 2016 Non-GAAP EPS Guidance 2013 FX 2014 FX 2015 FX 2016 FX Cumulative FX Impact on Non‐GAAP Earnings Note: See reconciliation to GAAP results in Appendix.

13 Brink’s Plan Will Drive Shareholder Value Brink’s has a track record of refining its business portfolio to deliver shareholder value  Acquisition of Mexican business for $60 million in 2010  Sale or shutdown of unprofitable and non-strategic businesses (2012 – 2014) Earnings growth driven by Mexico and U.S. turnarounds  Significant margin opportunities  Mexico on target for 2015 margin guidance  Aggressively executing against challenges in the U.S. Medium-term growth drivers from high-value services  Continue year-over-year margin improvement in France  Potential growth across all of Brink’s five largest markets Resilient and growing need for cash management and secure transportation  Growth of cash in circulation has continued despite increased popularity of other payment methods  Cash continues to be the dominant form of payment in developing markets where Brink’s has a sizeable footprint  The need for secure transportation is increasing

Mike Beech

15 Overview: Largest Five Markets  We have a substantial opportunity to create value by improving performance in our largest five markets Similarities  Size and scope  Core business  Mix of services  Challenges  Market position 2014 Non-GAAP Revenue 65% 35% 2014 Segment Operating Profit Global Markets and Payments Largest Five Markets 50%50% Note: See reconciliation to GAAP results in Appendix. Canada United States Brazil Mexico France Global Markets and Payments Largest Five Markets

Expand Our Offerings: Transformation in France

In France, we fundamentally transformed our business model. We now manage some or all of our customers' cash supply chains


CASH SUPPLY CHAIN
CENTRAL BANK
VAULT
ATM
CONSUMER
RETAILER
CORE SERVICES
CASH IN TRANSIT
MONEY PROCESSING
ATM REPLENISHMENT
CASH IN TRANSIT
HIGHER-VALUE SERVICES
CASH ORDER & FORECASTING
SAME DAY CREDIT
VENDOR MANAGEMENT
CASH RECYCLING
CASH RECYCLING
HELP DESK
CASH PROCESS OUTSOURCING
VAULT MANAGEMENT OUTSOURCING
DEVICE MONITORING
FRONT AND BACK OFFICE DEVICES
FRANCE FOCUS AREAS

16

17 France Case Study: E.Leclerc “Brink’s has evolved from supplier to business partner. Its new cash management services increase our efficiency and decrease risk and costs.” — Gerard Fournaud, E.Leclerc (Villeneuve s/Lot) Customer Benefits Added Higher- Value Services Previous Services  CIT  Money processing  Device management  Front office cash management  Back office cash recycling  Reduced cost of cash  Reduced internal process  Cash availability  Cash reconciliation  Closed cash cycle with recycling

18 France Case Study: BNP PARIBAS “We have peace of mind knowing that Brink’s is managing 700 of our ATMs. This has freed us to focus on our core business and reduced our cost.” — Jean-Marie Alaurent, BNP PARIBAS Customer Benefits Added Higher- Value Services Previous Services  CIT  Money processing  ATM Services  ATM device management  Front office cash management  Help desk services  Increased ATM availability  Lower TCO for ATM channel  Cash availability  Cash reconciliation  Business process simplification

19  Customers want to spend less time and money on managing cash, so they can focus more on their businesses  A consultative sales approach and subject matter expertise are critical  Excellent quality in core services is the cost of entry  Repositioning Brink’s from CIT vendor to business partner is necessary  We are building and acquiring capability to deliver higher-value services  Driving excellence in our core business remains a top priority Transformation in France We are taking a more consultative and expert approach to solving our customer’s challenges Learnings Implications

20 How We Achieve Our Profit Goals: Fix the U.S. U.S. Operating Profit Margin Actions Expand Our Offerings  Change revenue mix to include more higher-value money processing and outsourcing services Drive Efficiency  Focus on high-impact projects  CPI program – productivity improvement on all core processes  Lighter and more flexible fleet and route logistics to improve route profitability (cost-per-stop)  Dashboard will measure daily performance to teller/route level and drive accountability 3.1% ~4.0% 6.0% 2014 2015 Est. 2016 Target 2015 Operational Challenges ~4% Margin 2016 Guidance Unchanged

21 Driving Efficiency: A Common Approach Across the  Largest Five Markets With Continuous Process Improvement (CPI), we are consistently using proven methodologies to improve productivity and quality CPI Component Description Impact Lean Tools  Common toolbox for problem solving and process improvement  Elements include visual management and standard work  Using consistent ways to solve problems and improve the way we work  Seeing employees identify problems and address them quickly Model Branches  Branches designated as hubs for CPI implementation  Serving as labs and teaching centers for best practices  Allowing us to replicate and scale standard work and new processes Leadership  Changing the way we hire, promote, train and reward employees  Becoming a culture of CPI and accountability

22 CPI Case Study: Tampa  Our standard processes and visual management are increasing productivity and quality Problem Action Result Morning departure delays cause customer service problems Morning departure delays cause customer service problems Streamlined and standardized truck loading process 33% percent decrease in time needed for morning departure, improving customer service Slow truck loading times cause delays in morning traffic in garage Decoupled scanning and loading process to reduce dock time 70% reduction in time required for dock turn Crews spend excessive time servicing ATMs Implemented new process for preparing cash bundles for ATMs Crews replenish ATMs faster, reducing labor by 40 hours per week on 4 routes Extended time needed to reconcile and consolidate cash Introduced a continuous reconciliation process Reduced labor spent on reconciliation and cash consolidation by 67%

23 Driving Efficiency: Flexible Fleet & KPI Dashboard We are focusing on high-impact projects Flexible Fleet  We are building a more flexible fleet to reduce route costs, while meeting customer needs and managing risk Dashboard  We are tracking data including daily KPIs for quality and productivity to route and teller level  We are enabling leaders at branch level to continually improve performance and drive accountability

Expand Our Offerings: Vault Outsourcing and Retail Focus in the U.S.

In the U.S., we are expanding vault business process outsourcing for financial institutions and retail cash management services



CASH SUPPLY CHAIN
CENTRAL BANK
VAULT
ATM
CONSUMER
RETAILER
CORE SERVICES
CASH IN TRANSIT
MONEY PROCESSING
ATM REPLENISHMENT
CASH IN TRANSIT
HIGHER-VALUE SERVICES
CASH ORDER & FORECASTING
SAME DAY CREDIT
VENDOR MANAGEMENT
CASH RECYCLING
CASH RECYCLING
HELP DESK
CASH PROCESS OUTSOURCING
VAULT MANAGEMENT OUTSOURCING
DEVICE MONITORING
FRONT AND BACK OFFICE DEVICES
U.S. FOCUS AREAS

24

25 U.S. Case Study: Chase / BBVA Compass Customer Benefits Added Higher- Value Services Previous Services  CIT  ATM replenishment  Vault management outsourcing  Money processing for branches and commercial customers  Reconciliation for retail customers  Expanded geographical footprint  Creation of a virtual vault relationship  Reduces brick and mortar investment  Serve nationwide retail customers “Brink's has embarked on an impressive worldwide program of assisting clients to manage their cash consistent with the principles of efficient supply chain management. Applying innovation to the age-old issue of controlling, accounting and distributing currency will differentiate Brink's as an industry leader.” — Mary McCarthy - BBVA

26 How We Achieve Our Profit Goals: Fix Mexico Mexico Operating Profit Margin Actions Expand Our Offerings  Revenue growth 4 – 5% on retail services and expanded cash management services Drive Efficiency  Expand CPI program and productivity improvements to improve money-processing margins  Continue to streamline organization and execute cost controls  Reduce overtime through CIT and ATM efficiencies 2.5% 6 to 8% 10.0% 2014 2015 Est. 2016 Target Actions and Results on Target

Expand Our Offerings: Retail Focus in Mexico

In Mexico, we are helping retailers, consumer product manufacturers and distributors manage cash more effectively



CASH SUPPLY CHAIN
CENTRAL BANK
$
100
VAULT
ATM
CONSUMER
RETAILER
CORE SERVICES
CASH IN TRANSIT
MONEY PROCESSING
ATM REPLENISHMENT
CASH IN TRANSIT
HIGHER-VALUE SERVICES
CASH ORDER & FORECASTING
SAME DAY CREDIT
VENDOR MANAGEMENT
CASH RECYCLING
CASH RECYCLING
HELP DESK
CASH PROCESS OUTSOURCING
VAULT MANAGEMENT OUTSOURCING
DEVICE MONITORING
FRONT AND BACK OFFICE DEVICES
MEXICO FOCUS AREAS

27

28 Driving High‐Value Services for Mexican Retail Our customer’s cash supply chains BEFORE: End of day: the associate counts and organizes the collected cash. The associate deposits the money with the teller and gets a receipt. The teller counts money, updates income in the system and deposits the money in a security box. CIT company picks up the money. Sales associate delivers product & collects cash from retailer.

29 Driving High‐Value Services for Mexican Retail Our customers’ cash supply chains AFTER: “Thanks to Brink’s, our sales team now spends more time working with our retail customers and less time counting cash.” — Adrian Alvarez, Gruma Sales associate delivers product & collects cash from retailer. End of day: the associate deposits the money in Brink’s devices. Cash is credited to the bank on the same day. The associate brings his counted and prepared cash to the accounting office with a receipt. Result: Cut cash delivery time by 50%

30 Mexico City Case Study  We are teaching employees to improve profitability by using Lean tools to reduce waste, measure performance and implement standard processes Problem Action Result Low productivity affected quality and timeliness Morning departure delays cause customer service problems Employees reorganized the stations so the work would move more quickly 25% increase in productivity Implemented visual management $6,100 decrease in costs per month Exceed customer expectations

31 Largest Five Markets Summary Brink’s largest five markets represent a significant opportunity to create value.  Our largest five markets together represent 65% of Brink’s non-GAAP revenue but only 50% of our segment operating profit  Improvement in these markets is a significant driver of potential earnings and revenue growth Brink’s is delivering high-value services.  The France transformation will continue to result in sustained margin improvement year over year  In all markets, we partner with customers to find ways to reduce the cost of their cash supply chains. We customize our approach to reflect each country’s unique market drivers and opportunities Brink’s is driving efficiency.  With Continuous Process Improvement (CPI), we are using proven methodologies across all markets to improve productivity and quality and to build strong leaders who will drive the changes The U.S. remains a challenge, but improvements are gaining traction.  The U.S. is making great advances in quality, but persistent challenges in CIT performance continue in the short term  The U.S. is changing its revenue mix to include more higher-value money processing and outsourcing services  We’re building on our initial CPI successes and executing to achieve high-impact changes Mexico is on track to achieve targets.  Retail segment trends are solid  We are focused on improving branch margins through CPI and lowering costs to improve profitability

Amit Zukerman

33 Segment Overview: Global Markets  Diversified country and service portfolio outside the largest 5 markets  Consistent Brink’s strategy worldwide – to expand service offerings and drive efficiency  Key examples of strategy execution in APAC and LATAM 69 SUBCONTRACTOR COUNTRIES 337 BRANCHES 28,000+ EMPLOYEES 10+ LINES OF BUSINESS 35 BRINK’S COUNTRIES 52% 13% 35% 2014 Revenue: $1,077MM Global Markets 2014 Revenue EMEA Asia Latin America

Global Markets Areas of Operation

BRINKS

LATAM	EMEA	ASIA PACIFIC
40% of Segment Profit	42% of Segment Profit	18% of Segment Profit
PANAMA, COLOMBIA, BOLIVIA, ARGENTINA, CHILE	S. AFRICA, BOTSWANA, MOROCCO, ISRAEL, JORDAN, BAHRAIN, UAE, IRELAND, BELGIUM, GERMANY, GREECE, RUSSIA, UK, ITALY, LUXEMBURG, SWITZERLAND, POLAND, TURKEY	MONGOLIA, CHINA, KOREA, JAPAN, THAILAND, VIETNAM, MALAYSIA, SINGAPORE, AUSTRALIA, INDONESIA, INDIA



- 10+ Lines of Business
- Fluid risk environments
- Differing levels of market maturity
- Size of operation
- Variable operating models
- Changing compliance & regulatory environment

34

35 Global Markets Financial Results Revenue Operating Profit ($MM) ($MM)Organic Growth (%) 1,031 1,082 1,077 525 487 6% 8% 8% 5% 6% 2012 2013 2014 1H14 1H15 112 128 126 53 65 10.9% 11.8% 11.7% 10.1% 13.4% 2012 2013 2014 1H14 1H15 Margin (%)

36 Global Markets Strategy Expand Our Offerings Drive Efficiency Delayering  Regions and Functions  Country Local Execution  Empower country leadership  Agile strategy and execution Grow, Fix, or Divest  Invest in growth in selected markets  Fix under-performing countries  Divest unprofitable / unattractive markets Challenge Business & Operating Model Strategy Execution

37 Asia Pacific Strategy Execution 14.8 23.1 (0.5) (7.8) 4.5 11.1 1.0 2012 Operating Profit FX INFLATION GROW FIX DIVEST 2014 Operating Profit  Solutions  Volume  Acquisition  Geographic Expansion  Regional restructuring  Productivity  Loss reduction  Australia domestic business Asia Operations Asia Pacific Profit Bridge: 2012 – 2014 ($MM) Brink’s Initiatives Asia Pacific provides a key example of our strategy in action, where segment operating profits increased in 2 years from $14.8MM to $23.1MM and regional management costs decreased an additional $3 million

Expand our Offerings in Colombia

Brink's unique cash treasury management solution saves 50% cost to our bank customer and generates superior margins.



Cash Supply Chain
Central Bank
Vault
123
Consumer
Retailer
Core Services
Cash in Transit
Money Processing
ATM Replenishment
Cash in Transit
Higher Value Services
Cash Order & Forecasting
Same Day Credit
Vendor Management
Cash Recycling
Cash Recycling
Help Desk
Forecast
Cash Process Outsource
Vault Management Outsource
Device Monitoring
Front and Back Office Devices

A MAJOR BANK'S COST POSITION

($MM)

Before	
Treasury	$6.6
CIT	$4.4

After	
Treasury	$1.1
CIT	$4.4

38

Amit Zukerman Global Services

40 Brink’s Global Services – Who We Are Diamond Jewelry Banknote Precious Metals Credit Cards Electronics Global Transportation Storage Customs Clearance Processing Distribution Risk Management 109 Countries | 600 Airports | 3,000 Cities | 15,000+ Customers | #1 Global Player Our Services Lines of Business

41 Our Customers’ Supply Chain Gold Dore Gold Bars Gold Jewelry Global Services is involved in every step of the supply chain providing logistics and risk management for our customers

42 Market Leading Position Drives Profitability 2005 2008 2015 Estimate 65% 35% Brink’s Others Strong IT Capability  Enabling Solutions To Solve Customers’ Problems People  Industry Expertise, Loyal  Customer Relations Footprint & Network  Unmatched Service Capacity  Lean Organization Brand  Risk Management  Trust Brink’s is the market leader in secure logistics, benefiting from scale, brand and experience Profitable Revenue GrowthMarket Position

43 Global Footprint Drives USD Distribution KYC | AML | Reputational Risk | Compliance | Counterfeit | Physical Losses | Geo-Political Risk Multiple FX Processing Centers Strategic Partnerships Global Footprint Brink’s FX Processing Network Central Banks | Wholesale Banks | Financial Institutions | Commercial Banks | Retailers | Public Brink’s Global Services distributes, processes and verifies US dollar banknotes worldwide… serving more than 60% of the market

Expand our Offerings – Redefining the Market

BRINKS

Our unique competencies allow us to provide end-to-end solutions for customers in new segments

Our Differences

Services	Courier	Integrator	Brink's
Low Cost	X	X	
Door to Door	X	X	X
Supply Chain Logistics		X	X
Risk Management			X
Liability Cover			X
Security			X
Regulation & Compliance		X	X

Redefine Our Market


HIGH VALUE


CONSUMER ELECTRONICS


LUXURY GOODS


SENSITIVE CARGO


ART

44

45 Redefining the Market – Electronics Solution in Brazil Multiple Suppliers  Trucking  Physical Escort  Monitoring  Risk Management  Insurance Secure Transportation Airside Supervision Before High Cost Operations High Losses to Business Brink’s solution Liability Coverage 25% Cost Savings To Customers Reduction In Losses Improved Operations Information Security

Joe Dziedzic EVP & Chief Financial Officer

47  Brink’s has undertaken several cost savings initiatives at our operating segments and at the corporate levelEfficiency  Despite currency headwinds, organic growth and cost initiatives have resulted in meaningful margin growth in 2015 & positioned Brink’s for continued growth in 2016 Growth  Improvements in operating profits, initiatives to address legacy liabilities and an appropriate reinvestment strategy, position us for sustainable cash flowCash Flow Capital Structure  Conservative capital structure provides organic and inorganic investment flexibility and investment grade credit rating Brinks Strategy Translates into Financial Results

48  Argentina and Brazil organic growth primarily inflation driven  Asia and Payments growth driven primarily by volumes Note: See reconciliation to GAAP results in Appendix Top Line Growth Challenged by Currency Headwinds Non-GAAP Revenue Bridge – 2012 to 2015 ($MM) PaymentsLargest 5 Markets Global Markets $3,235 $3,620 185 125 75 (620) ~$3,000 2012 2015 Estimate before currency & acquisition impact 2015 Estimate Organic Growth Currency & Acquisitions $90 Brazil 30 U.S. 10 Canada 5 Mexico (10) France $135 Latin America (Argentina) 40 Asia 10 EMEA $(340) Largest 5 Markets (270) Global Markets (40) Payments 30 Acquisitions

2016 Non-GAAP Revenue Outlook Drivers

BRINKS

Non-GAAP Revenue Bridge – 2015E to 2016E



($MM)
Organic
Currency
150
~$3,000
(150)
~$3,000
2015 Est.
2016 Est.

Note: See reconciliation to GAAP results in Appendix

2016 Outlook

- Organic growth ~5%
  - Inflation-driven growth in Argentina and Brazil
  - Volume-driven growth in Mexico, U.S. and rest of world
- Unfavorable currency estimated in Argentina (~$75 million) and Brazil (~$75 million)

2016 vs. 2015 Drivers	
U.S.	Low single digit growth in challenging market
France	New business model drives favorable revenue mix
Mexico	Retail growth drives mid single digit growth
Brazil	Inflation driven growth offset by currency
LatAm	Argentina inflation offset by currency
EMEA	Limited growth in difficult economy

49

Key Initiatives Joe Dziedzic EVP & Chief Financial Officer

Global Procurement Impact in Large 5 Markets

BRINKS

Armored Vehicles

(Acquisition Cost per Vehicle)


~20% reduction
2013
2015 Est.

- Global tenders
- Value engineer vehicle design
- Match vehicle type to environment

Key Global Tenders Executed in 2015

Estimated 5 – 10% savings

- Armored vehicle tires
- Liability bags
- Money processing equipment
- Office supplies
- Facility cleaning

Estimated > 10% savings

- Laptops/desktops
- Telecom services
- Security equipment
- Managed print

Estimated Savings in 2015

($MM)


~$10 – 12
~$8 – 10
Lower Operating Costs
Lower Capital Expenditures

Note: All metrics relate to Large 5 Markets only

51

52 Centralization of IT Infrastructure Reducing IT management layers and number of projects to drive 2016 savings while consolidating data centers and working to standardize applications Global IT Costs ($MM) Data Centers 2013 2016 Target Reduction $(15) Organic (10) Currency $(25) Total 46 24 15 2013 Sep-15 2016 Target

53 Corporate Expense Reduction Reducing corporate expense through reorganization, restructuring and fewer corporate programs Corporate Expense (Global and regional management and corporate funded programs) ($MM) $117 $116 $90 - 95 $80 – 85 2013 2014 2015 Est. 2016 Est.

Improvement in the Tax Rate

BRINKS

Non-GAAP Tax Rate

(%)


46%
42%
~39%
2014
2015 Est.
2016 Est.

2015 Non-GAAP Tax Rate Estimate	
"Weighted" Statutory rate of estimated 2015 earnings	**~33%**
• Inability to credit Latin America Withholding taxes against U.S. taxes	~3%
• Limitation on deductibility of certain payroll expenses in Mexico	~3%
• Valuation allowances	~2%
• Other / imputed income	~1%
2015 Estimated Non-GAAP Tax Rate	**~42%**
• Latin America withholding taxes	**(3)%**
2016 Estimated Non-GAAP Tax Rate	**~39%**

54

Operating Profit Growth Joe Dziedzic EVP & Chief Financial Officer

56 Note: See reconciliation to GAAP results in Appendix Non‐GAAP Operating Margin Improvement Non-GAAP Operating Profit ($MM) Operating Margin (%) $167 147 124 150 – 160 $200 – 220 5.2% 4.4% 3.7% 5.0% – 5.3% 6.7% – 7.3% 2012 2013 2014 2015 Est. 2016 Est. 2012 to 2014  Unfavorable currency impact ~$35 million  Argentina and Asia growth offset by U.S., Mexico, Colombia decline and higher security costs 2014 to 2015 Outlook  Unfavorable currency impact ~$45 million  Argentina, Mexico and restructuring actions drive organic profit growth ($71 to $81 million) 2016 Outlook  Argentina, U.S., Mexico and Payments drive organic profit growth  Restructuring actions yield ~$25 million savings  Unfavorable currency impact of $25 million from Argentina and Brazil

57 Note: See reconciliation to GAAP results in Appendix Non‐GAAP Operating Profit:  2012 to 2015  Organic Growth Driven by Latin America Non-GAAP Operating Profit Bridge – 2012 to 2015 ($MM) $167 230 – 240 17 – 22 56 – 61 (5) 0 - (5) (80) $150 – 160 2012 2015 Estimate before Currency Impact 2015 Estimate Largest 5 Markets Global Markets Payments Corp Exp. Organic Growth Currency & Acquisitions

58 Note: See reconciliation to GAAP results in Appendix Non‐GAAP Operating Profit Outlook and  Key Drivers Non-GAAP Operating Profit Bridge – 2015E to 2016E ($MM) Organic Currency $150 – 160 $200 – 220 75 – 85 (25) 2015 Est. 2016 Est. Margin 5.0% – 5.3% 6.7% – 7.3% Drivers 2016 vs. 2015 Currency  Argentina and Brazil currency devaluation Organic  Revenue growth and efficiencies in Argentina, U.S. and Mexico drive profit growth  Restructuring generates ~$25 million in savings — Corp expenses ~$10 — IT structure and projects ~$10  Lower investment in Global Payments prepaid card ~$10 million

59 Global Payments Business:  Serving the  Unbanked & Underbanked Market Walk-in Bill Payment & Mobile Phone Top-up Services ~$80 Million Brazil Colombia MexicoPanama ~35K Agents ~8K Billers ~17MM Transactions per month ~6MM Consumers served per month Prepaid Card serving U.S. Underbanked  Leveraging Brink’s Brand in U.S.  Partnering with NetSpend for: — Marketing expertise — Product features and functionality — Processing and compliance Revenue ($MM) Operating Profit ($MM) $1 $6 $9 2014 2015E 2016E ($7) ($8) $2 2014 2015E 2016E

Cash Flow Joe Dziedzic EVP & Chief Financial Officer

61 Investing in Our Business Expect to maintain 1.0 reinvestment ratio (or lower) through lower IT spend and better match of vehicle to operating environment Capital Expenditure and Reinvestment Ratio(1) ($MM) Note: See reconciliation to GAAP amounts in Appendix 1. Excluding Venezuela 82 53 33 36 28 18 64 36 $207 $143 1.7x 1.0x ~1.0x 1.0x 0.0x 1.0x 0 50 100 150 200 250 300 350 2011 2014 2015E 2016E Other IT Building Vehicles reinvestment ratio $130 – $140 $130 – $140

Legacy Liabilities: U.S. Pension, Coal Miner Medical and Black Lung

BRINKS

Actions taken to minimize future payments to legacy liabilities

Actions Taken U.S. Primary Pension

- Prepaid $61 million in 2014
  - Saved ~$1.5 million annually in PBGC premiums in 2014, ~$1.8 million annually thereafter
  - No future contributions required based on current actuarial assumptions
- Lump sum buyout executed in 2014
  - Saved $40 million ($150 million payment permanently lowered liability by $190 million)
  - Reduced number of participants by 22% (4,300 participants)
  - Saves ~$300k in PBGC premiums annually
- De-risked asset allocation
  - As funded ratio increases, shift more investments to long duration fixed income
  - Long duration fixed income allocation from 23% in 2010 to 48% currently

Underfunding Status (as of December 31, 2014)



U.S. Primary Pension
$108
No additional contributions required
UMWA (Coal Miner Medical)
$197
No payments expected until 2032
Black Lung
$57
~$5 annually until 2019 & then expected to decline

62

63 Addressing Legacy Liabilities Payments Actions taken minimize cash payments to legacy liabilities for foreseeable future Legacy Liabilities Payments ($MM) $22 13 87 $7 7 7 6 6 6 5 5 $4 2012 2013 2014 2015E 2016E 2017E 2018E 2019E 2020E Primary US Pension Black Lung

64 Cash Flow Trend  Free cash improving in 2015 as net income improves  Expect continued improvement from net income growth Reported Cash Flow ($MM) 2012 to 2014  Before change in debt  Excluding Venezuela  Excludes customer held cash ($11) ($15) ($12) $30 – 50 2012 2013 2014 2015 Est.  Includes Primary US Pension payments ($123 million outflow)  Includes acquisitions and dispositions and discontinued operations ($45 million inflow) 2015  Negligible legacy liability payments ($6) and discontinued operations  No acquisitions or dispositions Note: See reconciliation to GAAP amounts in Appendix

65 Conservative Capital Structure Notes: See reconciliation to GAAP amounts in Appendix 1. Cash available for corporate purposes 2. Sourced from Brink’s 10-Q; balance sheet dated June 30, 2015 With $147MM in cash(1) and $313MM in undrawn revolver capacity as of June 30, 2015, Brink’s has ample liquidity to address any near term maturities Debt Outstanding by Facility - $490MM ($MM) Debt Repayment Schedule 93(2) 74(2) 51 (2) 212(2) 60(2) Revolver (Due 2020) Private Placement (Due 2016 – 2021) Term Loan (Due 2015 – 2022) Local Facilities (Due 2016 & 2017) Capital Leases (Due 2015 – 2022) ($MM) $13 70 36 20 17 232 66 $36 2015 2016 2017 2018 2019 2020 2021 2022

66  Cost savings initiatives to drive efficiency  Currency Headwinds offsetting meaningful organic growth  Margin improvements  Continue reinvestment in the business  Cash flow grows in 2015 with income  Ample liquidity  Efficient capital structure with flexibility to take advantage of future opportunities Summary

Closing Tom Schievelbein

68  Leadership position in industry with attractive profit potential  Number 1 or 2 in key markets  Global footprint…in a dangerous world with increasing security needs  Strong brand and reputation  Cash in circulation is growing in most economies — Cash use strong in emerging markets, stable in developed markets  Brink’s Global Services – leveraging our global infrastructure  Turnaround opportunities in U.S. and Mexico  Strong management team Defining the Opportunity…Why Brink’s?

Mike Beech Appendix

70 Segment Overview: U.S. ($ Millions) Revenue Market Dynamics $707 $708 $728 $356 $368 (3)% 0% 3% 1% 3% (16) (12) (8) (4) 0 4 0 200 400 600 800 1,000 1,200 1,400 2012 2013 2014 1H14 1H15 Organic Growth (%)($)  Strong cash use despite increasing use of non-cash payments  Many banks still rely on insourced cash processing  Middle-tier banks often rely on large banks  Market receptive to outsourcing and is increasingly demanding higher value services to reduce cost / create capacity Operating Profit Overview $32 $13 $23 $7 $15 4.5% 1.8% 3.1% 2.0% 4.0% (12.0) (8.0) (4.0) 0.0 4.0 0 25 50 75 2012 2013 2014 1H14 1H15 OP (%)($)  OP 1H up from $7.2M in 2014 to $14.7M; margins from 2.0% to 4.0%  Margin improvements driven by cost reduction and lower SGA by 7.9%  11.1% productivity and margin improvements in money processing  Quality improvement generating growth opportunities  EBS and mobility deployment complete

71 Segment Overview: Mexico ($ Millions) Revenue Market Dynamics $395 $424 $388 $198 $171 9% 4% (4)% (3)% (1)% (65) (50) (35) (20) (5) 10 0 100 200 300 400 500 2012 2013 2014 1H14 1H15 Organic Growth (%)  Cash intensive market supports long-term sustained growth in cash management  Immature cash and valuable supply chains  Growth opportunities in retail segment and BGS  Challenging labor environment in price sensitive competitive market Operating Profit Overview $18 $27 $10 $3 $12 4.5% 6.3% 2.5% 1.4% 7.3% (12.0) (8.0) (4.0) 0.0 4.0 8.0 0 25 50 75 2012 2013 2014 1H14 1H15 OP (%)  OP H1 up from $3M to $12M and margin from 1.4% to 7.3%  OP driven by cost reductions, lower SG&A and branch standardization  Q2 2% organic revenue growth vs. PY; first positive organic growth in 5 quarters  Revenue growth in retail segment  Approx. 14% improvement in cash processing productivity and improved quality  Central finance project expected to be complete by year end ($) ($)

72 Segment Overview:  Brazil  Harsh persistent economic recession and political turmoil  Consolidation of banks and retail contraction  Lower physical volumes and lower value  Delays / challenges in gaining annual price negotiations  Market wage inflation  Revenue decrease due to delay in price increase and lower volumes  OP H1 down $7M and margin deteriorated from 8.5% to 5.8%  Cost and wage inflation outpacing price negotiations and cost reduction actions  Decreasing demand for BGS and higher value retail services (e.g., CompuSafe) $40 $41 $34 $15 $8 11.0% 11.6% 9.4% 8.5% 5.8% 2012 2013 2014 1H14 1H15 $364 $354 $364 $178 $142 17% 8% 12% 15% 3% 2012 2013 2014 1H14 1H15 ($ Millions) Revenue Operating Profit Market Dynamics Overview Organic Growth OP%

73 Segment Overview:  France  Stagnant economic environment  Banking consolidations, reductions in bank branches and ATMs  Difficult labor environment and price sensitive market  Mature cash cycles and outsourcing in both FI and retail segments  Year over year cash volume reductions  Lower volumes in core services  Productivity gains not enough to off-set price and volume declines (2014)  H1 2015 OP $11M vs $12M and 0.7% margin improvement from cash management and BGS  OP margin improvements FY 2015 and 2016 from expanded cash services - unique selling points $40 $45 $39 $12 $11 7.8% 8.6% 7.6% 4.4% 5.1% 2012 2013 2014 1H14 1H15 $511 $518 $517 $262 $213 7% (2)% 0% 0% 0% 2012 2013 2014 1H14 1H15 Organic Growth OP% ($ Millions) Revenue Market Dynamics Operating Profit Overview

74 Segment Overview:  Canada  Low-growth economy  Few large banks; retail sector contraction  Opportunity to grow market share due to changes in competitive landscape  Revenue lower on reduced volumes  H1 OP and margins flat  Cost and productivity offsetting lower volumes and pension increase  Cost and productivity trends expect OP and margin better YoY $9 $11 $13 $5 $4 5.0% 5.5% 7.1% 5.2% 5.2% 2012 2013 2014 1H14 1H15 $188 $191 $180 $90 $78 0% 5% 1% 1% (1)% 2012 2013 2014 1H14 1H15 OP% Organic Growth ($ Millions) Operating Profit Overview Revenue Market Dynamics

Amit Zukerman Appendix

76 Segment Overview:  Latin America Revenue Market Dynamics 402 407 381 184 182 11 9 12 10 15 2012 2013 2014 1H14 1H15 Organic Growth (%)($MM)  Strong use of cash in society, large unbanked population  Various degrees of maturity in cash supply chain outsourcing and regulatory environment within the region  Active union participation… disturbance from strikes stimulated demand for solutions Revenue / Operating Profit  Significant currency devaluation… revenue grew 15% organically 1H15  Strong growth in profitability, driven by increased volume, expansion in retail solution deployment and productivity  Strong margin expansion, from Argentina (+5.3 percentage points) and rest of region (+2.6 percentage points)  Strategically positioned to further grow within Retail segment and selected Financial Institutions customers Operating Profit 52 60 50 22 36 13.0 14.6 13.2 11.7 19.6 2012 2013 2014 1H14 1H15 % Margin (%)($MM) Fastest growing segment in Global Markets with improving margins

77 Segment Overview:  EMEA Revenue Market Dynamics 503 541 556 274 228 3% 6% 4% 3% (1%) 2012 2013 2014 1H14 1H15 Organic Growth  Debt crisis in Greece hampered domestic financial activities and cash supply chain  Cautious economic outlook across the region… sluggish luxury market  Customers looking for cost savings in addition to CIT and cost of cash Operating Profit Revenue / Operating Profit 45 47 53 21 17 9.0 8.7 9.4 7.7 7.6 2012 2013 2014 1H14 1H15 % Margin  Exit of CIT business in Germany executed in 2013; one-off guarding contract with US Embassy concluded Jan ‘15  Severe pressure on profitability for core CIT services and luxury segments, partially offset by productivity initiatives  Strong pipelines with customers partnership programs in advanced markets  Evaluate strategic options for unattractive operations (%)($MM) (%)($MM) Difficult environment, focus on growth in profitability

78 Segment Overview:  Asia Revenue Market Dynamics 126 134 140 67 77 4% 11% 7% 3% 13% (5.0) (3.0) (1.0) 1.0 0 50 100 150 200 250 300 2012 2013 2014 1H14 1H15 Organic Growth  China economy slowing… lower demand impact both domestic activities and regional economies  Cost cutting pressure prevails among banks and retailers  Regulatory restrictions on commodity trading adds further uncertainties Operating Profit Revenue / Operating Profit 15 21 23 10 12 11.8 15.6 16.5 15.4 16.0 (40.0) (20.0) 0.0 20.0 0 10 20 30 2012 2013 2014 1H14 1H15 % Margin  1H15 organic revenue growth under challenging economic environment  Strategic expansion into new geographies and partnerships  Profitability growth driven by high-margin tailor-made solutions for banks, innovative premium pricing, as well as productivity and loss reduction (%)($MM) (%)($MM) High margin segment with solid position in key markets

Segment Results and Non‐GAAP  Results Reconciled to GAAP

80 Revenues Revenues Full First Half 2012 2013 2014 2014 2015 Revenues: U.S. $ 706.7 707.5 727.8 $ 356.1 367.7 France 511.4 517.6 517.4 261.9 213.1 Mexico 395.0 423.9 388.2 198.3 170.8 Brazil 363.6 354.4 364.1 177.9 141.5 Canada 187.5 191.4 179.7 89.7 78.4 Largest 5 Markets 2,164.2 2,194.8 2,177.2 1,083.9 971.5 Latin America 401.8 407.1 380.6 183.7 182.0 EMEA 503.1 540.6 556.3 274.4 228.0 Asia 125.9 134.2 139.8 67.0 77.3 Global Markets 1,030.8 1,081.9 1,076.7 525.1 487.3 Payment Services 40.0 54.8 96.6 46.0 44.9 Revenues - non-GAAP 3,235.0 3,331.5 3,350.5 1,655.0 1,503.7 Other items not allocated to segments 342.6 447.1 211.8 153.6 32.7 Revenues - GAAP $ 3,577.6 3,778.6 3,562.3 $ 1,808.6 1,536.4 The Brink’s Company and subsidiaries Segment Results: 2012, 2013, 2014 and 2015 (Unaudited) (In millions, except for percentages)

81 Operating Profit Operating Profit Full First Half 2012 2013 2014 2014 2015 Operating Profit: U.S. $ 32.0 12.8 22.8 $ 7.2 14.7 France 39.7 44.5 39.4 11.5 10.8 Mexico 17.7 26.9 9.6 2.8 12.4 Brazil 39.9 41.1 34.2 15.1 8.2 Canada 9.3 10.5 12.8 4.7 4.1 Largest 5 Markets 138.6 135.8 118.8 41.3 50.2 Latin America 52.2 59.6 50.4 21.5 35.7 EMEA 45.3 47.0 52.5 21.2 17.3 Asia 14.8 21.0 23.1 10.3 12.4 Global Markets 112.3 127.6 126.0 53.0 65.4 Payment Services 1.2 1.0 (4.9) (0.5) (3.2) Corporate Expenses (85.4) (117.4) (115.7) (49.0) (41.2) Operating profit - non-GAAP 166.7 147.0 124.2 44.8 71.2 Other items not allocated to segments (4.5) 16.2 (151.7) (109.8) (72.9) Operating profit (loss) GAAP $ 162.2 163.2 (27.5) $ (65.0) (1.7) The Brink’s Company and subsidiaries Segment Results: 2012, 2013, 2014 and 2015 (Unaudited) (In millions, except for percentages)

82 Margin Margin Full First Half 2012 2013 2014 2014 2015 Margin: U.S. 4.5% 1.8% 3.1% 2.0% 4.0% France 7.8% 8.6% 7.6% 4.4% 5.1% Mexico 4.5% 6.3% 2.5% 1.4% 7.3% Brazil 11.0% 11.6% 9.4% 8.5% 5.8% Canada 5.0% 5.5% 7.1% 5.2% 5.2% Largest 5 Markets 6.4% 6.2% 5.5% 3.8% 5.2% Latin America 13.0% 14.6% 13.2% 11.7% 19.6% EMEA 9.0% 8.7% 9.4% 7.7% 7.6% Asia 11.8% 15.6% 16.5% 15.4% 16.0% Global Markets 10.9% 11.8% 11.7% 10.1% 13.4% Payment Services 3.0% 1.8% (5.1%) (1.1%) (7.1%) Corporate Expenses (2.6%) (3.5%) (3.5%) (3.0%) (2.7%) Operating profit - non-GAAP 5.2% 4.4% 3.7% 2.7% 4.7% Other items not allocated to segments (0.6%) (0.1%) (4.5%) (6.3%) (4.8%) Operating profit (loss) GAAP 4.5% 4.3% (0.8%) (3.6%) (0.1%) The Brink’s Company and subsidiaries Segment Results: 2012, 2013, 2014 and 2015 (Unaudited) (In millions, except for percentages)

83 Other Items Not Allocated to Segments The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited) (In millions) Other items not allocated to segments Full First Half 2012 2013 2014 2014 2015 Revenues: Venezuela operations $ 342.6 447.1 211.8 $ 153.6 32.7 Operating profit: FX devaluation in Venezuela - (14.6) (142.7) (133.1) (26.6) Venezuela operations 40.3 80.3 44.8 36.3 4.1 Venezuela impairment - - - - (34.5) 2014 Reorganization and Restructuring - - (21.8) - (0.3) Mexican settlement losses (3.2) (2.4) (5.9) (1.7) (2.4) U.S. retirement plans (56.2) (52.9) (73.1) (9.6) (13.5) Acquisitions and dispositions 14.6 5.8 49.4 2.5 0.3 Share-based compensation adj. - - (2.4) (4.2) - Operating profit $ (4.5) 16.2 (151.7) $ (109.8) (72.9) Brink’s measures its segment results before income and expenses for corporate activities and for certain other items. A summary of the other items not allocated to segment results is below.

84 Other Items Not Allocated to Segments The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited) FX devaluation in Venezuela The rate we use to remeasure operations in Venezuela declined significantly in February 2015 (from 52 to 170 bolivars to the U.S. dollar) and in March 2014 (from 6.3 to 50 bolivars to the U.S. dollar). These currency devaluations resulted in losses from the remeasurement of bolivar-denominated net monetary assets. Nonmonetary assets were not remeasured to a lower basis when the currency devalued. Instead, under highly inflationary accounting rules, these assets retained their higher historical bases and the excess is recognized in earnings as the asset is consumed, resulting in incremental expense until the excess basis is depleted. Expenses related to these Venezuelan devaluations have not been allocated to segment results. Venezuela operations We have excluded from our segment results all of our Venezuela operating results, including foreign exchange devaluation discussed separately above, due to management’s inability to allocate, generate or redeploy resources in-country or globally. In light of these unique circumstances, the Venezuela business is largely independent of the rest of our global operations. As a result, the CODM, the Company’s Chief Executive Officer, assesses segment performance and makes resource decisions by segment excluding Venezuela operating results. Additionally, management believes excluding Venezuela from segment results makes it possible to more effectively evaluate the company’s performance between periods. Factors considered by management in excluding Venezuela results include: • Continued inability to repatriate cash to redeploy to other operations or dividend to shareholders • Highly inflationary environment • Fixed exchange rate policy • Continued currency devaluations and • Our difficulty raising prices and controlling costs Venezuela impairment In the second quarter of 2015, we recognized an impairment of the Venezuela property, plant and equipment. This charge was not allocated to segment results. 2014 Reorganization and Restructuring Brink’s reorganized and restructured its business in December 2014, eliminating the management roles and structures in its former Latin America and EMEA regions and implementing a plan to reduce the cost structure of various country operations by eliminating approximately 1,700 positions across its global workforce. Severance costs of $21.8 million associated with these actions were recognized in 2014. Additional charges related to severance and lease terminations of $0.3 million were recognized in the first half of 2015. These amounts have not been allocated to segment results.

85 Other Items Not Allocated to Segments The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited) Mexican settlement losses Employee termination costs in Mexico are accounted for as retirement benefits under FASB ASC Topic 715, Compensation — Retirement Benefits. Settlement charges related to these termination benefits have not been allocated to segment results. U.S. retirement plans Costs related to our frozen U.S. retirement plans have not been allocated to segment results. Brink’s primary U.S. pension plan settled a portion of its obligation in the fourth quarter of 2014 under a lump sum buy-out offer. Approximately 4,300 terminated participants were paid about $150 million of plan assets under this offer in lieu of receiving their pension benefit. A $56 million settlement loss was recognized as a result of the settlement. Acquisitions and dispositions Gains and losses related to acquisitions and dispositions that have not been allocated to segment results are described below: • A favorable adjustment to the purchase price of a third quarter 2014 business acquisition in EMEA ($0.3 million in the second quarter of 2015) is not allocated to segment results. • Brink’s sold an equity investment in a CIT business in Peru and recognized a $44.3 million gain in 2014. Other divestiture gains in 2014 were $0.6 million. Equity earnings related to our former investment in Peru recognized in prior periods ($3.8 million in 2014, $6.1 million in 2013 and $5.8 million in 2012). • Adjustments to the 2010 business acquisition gain for Mexico ($0.7 million favorable adjustment in 2014, $1.1 million in unfavorable adjustments in 2013 and a $2.1 million favorable adjustment in 2012). • Adjustments to the purchase price of the January 2013 acquisition of Rede Trel in Brazil ($1.7 million of favorable adjustments in 2013). • The $0.9 million impairment in 2013 of an intangible asset acquired in the 2009 India acquisition. • A 2012 gain on the sale of real estate in Venezuela ($7.2 million). • Unfavorable adjustments of $0.5 million recognized in 2012 related to various acquisitions and dispositions. Share-based compensation adjustment Accounting adjustments related to share-based compensation have not been allocated to segment results ($4.2 million expense in the second quarter of 2014 and a $1.8 million benefit in the third quarter of 2014). The accounting adjustments revised the accounting for certain share-based awards from fixed to variable fair value accounting as noted in ASC Topic 718, Stock Compensation. As of July 11, 2014, all outstanding equity awards had met the conditions for a grant date as defined in ASC Topic 718 and have since been accounted for as fixed share-based compensation expense.

86 Non‐GAAP Reconciliation  The Brink’s Company and subsidiaries Non-GAAP Results Reconciled to GAAP (Unaudited) (In millions, except for per share amounts) Non-GAAP results described in this presentation are financial measures that are not required by or presented in accordance with U.S. generally accepted accounting principles (“GAAP”). The purpose of the Non-GAAP results is to report financial information excluding income and expenses that have not been allocated to segments (except for Corporate expenses which include salaries and other costs to manage the global business and to perform activities required by public companies). Non-GAAP results also adjust the interim Non-GAAP tax rates so that the Non-GAAP tax rates in the first half of 2014 and 2015 are equal to the full-year Non-GAAP tax rate. The full-year Non-GAAP tax rate in both years excludes certain pretax and tax income and expense amounts. Amounts reported for prior periods have been updated in this report to present information consistently for all periods presented. Our Non-GAAP results now exclude Venezuela operations due to our inability to repatriate cash, the inflationary economy, fixed exchange rate policy, continued currency devaluations, and our difficulty raising prices and controlling costs. Management believes excluding Venezuela operating results enables investors to more effectively evaluate the Company’s performance between periods. The annual consolidated Non-GAAP outlook amounts for 2015 and 2016 are not reconciled to GAAP because we are unable to quantify certain amounts that would be required to be included in the GAAP measures without unreasonable effort. The Non-GAAP information provides information to assist comparability and estimates of future performance. Brink’s believes these measures are helpful in assessing operations and estimating future results and enable period-to-period comparability of financial performance. In addition, Brink’s believes the measures will help investors assess the ongoing operations. Non-GAAP results should not be considered as an alternative to revenue, income or earnings per share amounts determined in accordance with GAAP and should be read in conjunction with their GAAP counterparts.

87 Non‐GAAP Reconciliation  The Brink’s Company and subsidiaries Non-GAAP Results Reconciled to GAAP (Unaudited) (In millions, except for percentages and per share amounts) Full First Half 2012 2013 2014 2014 2015 Revenues: Non-GAAP $ 3,235.0 3,331.5 3,350.5 $ 1,655.0 1,503.7 Other items not allocated to segments (a) 342.6 447.1 211.8 153.6 32.7 GAAP $ 3,577.6 3,778.6 3,562.3 $ 1,808.6 1,536.4 Operating profit (loss): Non-GAAP $ 166.7 147.0 124.2 $ 44.8 71.2 Other items not allocated to segments (a) (4.5) 16.2 (151.7) (109.8) (72.9) GAAP $ 162.2 163.2 (27.5) $ (65.0) (1.7) EPS: Non-GAAP $ 1.61 1.25 1.01 $ 0.31 0.68 Other items not allocated to segments (a) 0.49 0.11 (2.12) (1.44) (0.93) Income tax rate adjustment (b) - - - (0.07) (0.02) GAAP $ 2.11 1.35 (1.12) $ (1.19) (0.28) (a) See “Other Items Not Allocated To Segments” on appendix slides 83-85 for pretax amounts and details. Other Items Not Allocated To Segments for EPS is the total effect of the same items on EPS in the consolidated statements of income (loss). (b) Non-GAAP EPS has been adjusted to reflect an effective income tax rate in each interim period equal to the full-year non-GAAP effective income tax rate. The estimated full-year non-GAAP effective tax rate is 42.0% for 2015 and was 45.7% for 2014.

88 Free Cashflow The Brink’s Company and subsidiaries Non-GAAP Reconciliations – Free Cash Flow (Unaudited) (In millions) Free Cash Flow 2012 2013 2014 Net cash provided by operating activities – GAAP $ 250.5 201.5 141.3 Net cash used by investing activities – GAAP (167.3) (123.0) (94.0) Net cash provided (used) by financing activities – GAAP (68.0) (6.0) 3.3 15.2 72.5 50.6 (Increase) decrease in customer obligations (a) (13.9) 9.7 (15.4) (Borrowings) repayments of debt (b) 21.2 (50.8) (33.7) Free cashflow from Venezuela operations (c) (33.0) (46.8) (13.5) Free cashflow – Non-GAAP $ (10.5) (15.4) (12.0) (a) To eliminate the change in the balance of customer obligations related to cash received and processed in certain of our secure Cash Management Services operations. The title to this cash transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources. (b) To eliminate cash flows from borrowings and repayments of debt. (c) To eliminate free cash flow from Venezuelan operations. Free cashflow is a supplemental financial measure that is not required by, or presented in accordance with GAAP. The purpose of this Non-GAAP measure is to report financial information excluding the impact of cash received and processed in certain of our Cash Management Services operations, without borrowings and repayments of debt and excluding free cashflow from our Venezuela operations. We believe this measure is helpful in assessing our cash flows, enables period-to-period comparability and is useful in predicting future cash flows. This Non-GAAP measure should not be considered as an alternative to cash flows determined in accordance with GAAP and should be read in conjunction with our consolidated statements of cash flows.

89 Non‐GAAP Other The Brink’s Company and subsidiaries Non-GAAP Reconciliations – Other Amounts (Unaudited) (In millions) Amounts Used to Calculate Reinvestment Ratio Fixed Assets Acquired 2011 2014 Capital expenditures – GAAP $ 176.0 136.1 Assets acquired under capital lease – GAAP 43.0 12.1 Fixed assets acquired - GAAP 219.0 148.2 Venezuela fixed asets acquired (11.9) (5.4) Fixed assets acquired - non-GAAP $ 207.1 142.8 Depreciation Depreciation - GAAP $ 131.3 156.6 Venezuela depreciation (6.3) (9.5) Depreciation - non-GAAP $ 125.0 147.1 Reinvestment ratio 1.7 1.0 Cash Available for Corporate Purposes June 30, 2015 Cash and cash equivalents – GAAP $ 181.1 Amounts held by Cash Management Services operations (a) (34.3) Cash and cash equivalents available for corporate purposes - non-GAAP $ 146.8 (a) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources.